UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2017

GARMATEX HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-196921	36-4752858
(State or other	(Commission	(IRS Employer
jurisdiction	File	Identification
of incorporation)	Number)	No.)

7458 Allison Place, Chilliwack, British Columbia, Canada V4Z 1J7
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 778.823.3104

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[   ]

Item 1.01        Entry into a Material Definitive Agreement.

On April 28, 2017, we entered into a loan agreement (the “Loan Agreement”) with BGC Consultants Limited (the “Lender”), whereby the Lender agreed to provide a loan to our company in the principal amount of US$100,000 (the “Loan Amount”).

The Loan Amount shall bear interest both before and after maturity, default and judgment from and including the date of advance of the Loan Amount to the date of repayment in full at the rate of 5% per annum, compounded annually, in accordance with the terms and conditions of the Loan Agreement. The Loan Amount and any accrued and unpaid interest shall mature on April 28, 2018.

The Loan Amount will be convertible into shares of our common stock by the Lender, at its option, at any time. The conversion is to occur at a conversion price of $0.20.

Upon the occurrence or existence of any event of default, all outstanding amounts payable by our company under the Loan Agreement may become immediately due and payable, without presentment, demand, protest or any other notice of any kind.

We issued and intend to issue these securities to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933.

Effective July 6, 2017, the Lender assigned the loan and the Loan Agreement to Robert Bregani.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this current report on Form 8-K is responsive to this item.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this current report on Form 8-K is responsive to this item.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

10.1	Loan Agreement dated April 28, 2017 with BGC Consultants Limited

10.2	Assignment of Debt dated July 6, 2017 between BGC Consultants Limited and Robert Bregani

99.1	News release dated July 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMATEX HOLDINGS LTD.

By:

/s/ Devon Loosdrecht
Devon Loosdrecht
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director

Date: July 19, 2017